                                                       THE EMERGING MARKETS
                                                       INFRASTRUCTURE FUND, INC.
                                                       .........................

                                                       SEMI-ANNUAL REPORT
                                                       MAY 31, 2000




                                    [PHOTO]

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

Letter to Shareholders ....................................................... 1

Portfolio Summary ............................................................ 6

Schedule of Investments ...................................................... 8

Statement of Assets and Liabilities ..........................................12

Statement of Operations ......................................................13

Statement of Changes in Net Assets ...........................................14

Financial Highlights .........................................................15

Notes to Financial Statements ................................................16

Results of Annual Meeting of Shareholders ....................................24

Description of InvestLink-SM- Program ........................................25

--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                   June 28, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") for the six months ended May 31, 2000.

At May 31, 2000, the Fund's net asset value ("NAV") was $13.63 per share as compared to $12.67 on November 30, 1999. Total net assets at May 31, 2000 were $152,360,458.

PERFORMANCE: STRONG ABSOLUTE AND RELATIVE RETURNS

For the six months ended May 31, 2000, the Fund's total return, based on NAV was 7.6%. Given the lack of a comparable index of emerging markets infrastructure stocks, I note that the broad universe of emerging markets equities (as represented by the Morgan Stanley Capital International Emerging Markets Free Index, or "EMF")+ rose 0.2% over the same period.

The Fund outperformed EMF due to a combination of stock selection and country allocations that were effective across the emerging world:

- PRIVATE EQUITY. A Latin American private-equity fund whose shares we hold enjoyed substantial gains from the sale of several of its individual equity stakes.

- LATIN AMERICA. Latin America was the Fund's best-performing region. We fared well in Brazil, where our holdings in the cellular telecommunications sector benefited from the announcement that Spain's Telefonica de Espana was consolidating its control of several such companies. In Mexico, furthermore, we emphasized the nation's biggest telecom and media players that excelled, and avoided the underperforming cement sector.

- ASIA. By far, South Korea and China accounted for the Fund's strong Asian returns. South Korean exposure mainly consisted of large blue-chip telecom providers and equipment manufacturers that benefited both from the global trend toward outsourcing of telecom services and electronics equipment and the revival of the Korean market as a whole.

   Our main China-linked holding--and the Fund's biggest position at May 31--was China Telecom, China's largest provider of cellular telephony. I liked China Telecom based on my belief that it is well-positioned to take advantage of the continuing growth of telecom and Internet applications on the Chinese mainland. Fortunately, the market shared my optimism.

- EMEA. Country allocations were notably successful in Europe/Middle East/Africa (EMEA). I maintained a significant overweight in Turkey, for instance, which proved to be one of the top-performing markets in the world during the period. I also chose to hold only minimal exposure to Greece and South Africa, both of which fared especially poorly.

--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

THE MARKET: A FULL CYCLE

For some time now, investing in the broad universe of emerging markets infrastructure equities has been a problematic endeavor. Although the reasons for this are varied, they ultimately boil down to the fact that emerging nations have had to tighten their fiscal belts much more than in the past in order to compete effectively for foreign capital. As a result, they have less money to spend on traditional infrastructure projects such as roads, bridges and port facilities.

The share prices and valuations for most companies that provide infrastructure-related products and services in these countries have suffered accordingly. Utilities, for example, have been virtually ignored by investors who have chosen instead to focus on the growth potential of the world's New Economy archetypes in the technology, media and telecommunications sectors (collectively known as "TMT").

In line with my opinion that emerging TMTs hold greater short- and long-term promise than their bricks-and-mortar infrastructure counterparts, I have been moving more of the Fund's assets into those TMTs that I believe hold the greatest promise in the years ahead. In this report, therefore, I will discuss TMTs exclusively.

In mid-1999, TMT names in emerging markets were battling a bad case of the blues, as investors scorned them in favor of their counterparts in the developed world. This persisted through the year's third quarter, until a few things began to help the picture turn brighter.

For one, emerging nations began to break the shackles of their 1997-98 financial crisis. South Korea helped lead the way with a recovery that was nothing less than miraculous, both in terms of depth and speed. Latin America did its part as well, with Mexico revving up an increasingly smooth economic engine and even Brazil taking measures few thought possible to put its economy back on track (E.G., further privatizing its telecom sector). Elsewhere, notably in India, governments took office that were amenable to the notion of increased competition in their telecom markets.

Naturally, developments such as these and others began to attract the attention of investors who had been sated by the big profits they had generated in the developed world and were hungry for new opportunities elsewhere. Thus, in the fourth quarter of 1999 and into the first quarter of 2000, a veritable flood of capital flowed into emerging markets, a great deal of which was directed to locally prominent TMT names.

In several cases, in fact, emerging TMT equities turned out to be worldbeaters in their respective markets. Software developers excelled in India and Israel, for instance, while Asia was home to particularly strong stocks both in equipment manufacturing and the design and production of semiconductor chips.

The party didn't last long, however. By the end of the first quarter, fears that potentially higher U.S. inflation might prompt the Federal Reserve to become more aggressive in raising U.S. interest rates crushed the shares of telecoms and other New Economy companies worldwide. It didn't help, either, that technology investors were nervous, market pundits were questioning the valuations of tech companies generally, and sentiment about Microsoft's antitrust litigation started to sour. The result was that higher risk premiums were assigned to almost all securities, and those with high valuations--including many emerging telecoms--suffered the most.

--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

As I write, emerging TMT stocks are down, but not out. Although the worst may not yet be over, there are selected telecom names and a broad range of technology-related plays whose attractiveness stands out. Several of these still look very good from any reasonable valuation standpoint, and I am pursuing them accordingly.

PORTFOLIO STRUCTURE: PICK AND CHOOSE

TOP 10 HOLDINGS, BY ISSUER*

                                                             % OF
     HOLDING                         COUNTRY              NET ASSETS
     -------                       -----------            ----------
 1.  China Telecom                  Hong Kong                 5.3
 2.  Samsung Electronics           South Korea                5.0
 3.  Korea Telecom                 South Korea                3.5
 4.  Hutchison Whampoa              Hong Kong                 3.1
 5.  Reliance Industries              India                   3.1
 6.  Netas                           Turkey                   2.9
 7.  VSNL                             India                   2.7
 8.  Tenaga                         Malaysia                  2.7
 9.  Gener                            Chile                   2.5
10.  Legend Holdings                Hong Kong                 2.5
                                                             ----
     Total                                                   33.3
                                                             ====

----------------
* Company names are abbreviations of those found in the chart on page 7.


                               COUNTRY BREAKDOWN
                               (% of net assets)

                                  [PIE CHART]

Other*                   20.58
Cash & Other Assets      11.08
Hong Kong                11.68
S. Korea                  9.45
Turkey                    9.04
India                     8.87
Brazil                    7.03
Chile                     6.94
Taiwan                    5.81
Malaysia                  5.66
Mexico                    3.86

----------------
* Other includes Argentina, Canada, China, Colombia, Egypt, Europe, Global, Indonesia, Israel, Jamaica, Latin America, Pakistan, Peru, Russia, Singapore, South Africa, Spain and Thailand.

My investment strategy in recent months can generally be characterized as opportunistic. This past April, for example, I elected to raise quite a bit of cash to take advantage of a few opportunities in what I believed to be the beginning of a major shakeout in the emerging telecommunications sector. I thus reduced the Fund's exposure to a number of markets (notably Brazil and South Korea) that I felt were more vulnerable than others to rapidly changing and largely negative global and domestic market conditions.

When pullbacks eventually occurred, I reinvested a good deal of this money into selected areas. One was the Brazilian cellular business, which had suffered from the contagion effect of the global downdraft in telecom shares, as well as the potential impact of rising global interest rates on Brazil's macroeconomic environment. I also returned to South Korea, a market that was hit both by the international factors already mentioned and new questions about the stability of its banking sector.

A third major area of interest of mine (then and now) was certain technology stocks in Israel and Taiwan. These, I feel, will benefit from what I anticipate to be an elongation of the upward cycle in sales of personal computers. Such an elongation should prove lucrative for manufacturers of integrated semiconductor chips, producers of memory devices, and even companies that make PC cabinets.

--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Elsewhere, I see substantial promise in other parts of the infrastructure universe such as mobile telephony, which has continued to benefit from strong demand for handsets. Companies involved in making chips for smarter handsets, those specializing in miniaturization and more, should do particularly well in response to such demand. A number of these companies, both manufacturers and technology suppliers, are located in Taiwan, South Korea and Israel, all focal points of my current strategy.

OUTLOOK: COULD BE QUITE GOOD

Much of one's outlook for emerging equity markets these days depends on whether you are a bull or a bear with respect to the Federal Reserve's efforts to manage U.S. economic growth.

If you are a bear and think that the Fed is likely to raise interest rates a great deal further and risk an abrupt "hard landing" for the robust U.S. economy, emerging markets will hold little allure. Most, after all, are highly dependent on the fortunes of the U.S. economy, a point that should be repeatedly emphasized.

Indeed, a variety of elements bodes ill for emerging markets in the short term: continuing volatility in NASDAQ, worsening debt valuation measures, investor apprehension about what the Fed might do in coming weeks and months, etc.


For my part, I don't think we will see a hard landing for the U.S. economy; I view a less painful "soft" landing as most probable. If I'm right, the outlook for TMTs and other infrastructure stocks in the emerging world should be quite good in the medium term. Several are poised to profit, regardless of the U.S. economic climate. I have invested in those i feel have the best prospects of weathering the current storm and becoming the leaders in the next global market cycle.

Respectfully,



/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer *

--------------------------------------------------------------------------------
 LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 25 through 27 of this report.










--------------------------------------------------------------------------------
+ The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

* Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He is also President, Chief Investment Officer and a Director of The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and The First Israel Fund, Inc. He is President and a Director of The Brazilian Equity Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc. and Chief Investment Officer of The Portugal Fund, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
PORTFOLIO SUMMARY - AS OF MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

                                    [GRAPH]

AS A PERCENT OF NET ASSETS
                                                    May 31, 2000    November 30, 1999
                                                    ------------    -----------------
Broadcast                                                  1.85%                0.00%
Cellular Communications                                    8.83%                8.55%
Chemicals                                                  4.28%                0.96%
Computers                                                  3.61%                0.00%
Consumer                                                   2.89%                0.00%
Electric Distribution                                      6.62%                5.86%
Electric Generation                                        7.45%                5.83%
Holding Companies                                          6.69%                5.54%
Infrastructure and Construction                            8.41%                6.48%
Local and/or Long Distance Telephone Service              13.97%               15.99%
Gas & Oil                                                  2.41%                2.88%
Other Infrastructure                                       1.31%               12.57%
Telecommunications                                        17.96%               18.96%
Other                                                      2.64%               12.89%
Cash & Cash Equivalents                                   11.08%                3.49%

--------------------------------------------------------------------------------
GEOGRAPHIC ASSET BREAKDOWN
--------------------------------------------------------------------------------

                                    [GRAPH]

AS A PERCENT OF NET ASSETS
                                                    May 31, 2000    November 30, 1999
                                                    ------------    -----------------
Africa                                                     0.58%               1.50%
Asia                                                      46.70%              39.05%
Caribbean                                                  1.69%               1.00%
Eastern Europe                                            10.62%               7.72%
Europe                                                     2.54%               7.12%
Latin America                                             20.93%              35.91%
Middle East                                                3.86%               4.86%
North America                                              0.10%               0.03%
Global                                                     1.90%               1.68%
Cash & Cash Equivalents                                   11.08%               1.13%

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
PORTFOLIO SUMMARY - AS OF MAY 31, 2000 (UNAUDITED) (CONTINED)
--------------------------------------------------------------------------------

                                    [GRAPH]

AS A PERCENT OF NET ASSETS
                                                    May 31, 2000    November 30, 1999
                                                    ------------    -----------------
Argentina                                                  2.84%               2.71%
Brazil                                                     7.03%              11.24%
Chile                                                      6.91%              10.55%
Hong Kong                                                 11.68%               8.70%
India                                                      8.87%               6.34%
Israel                                                     2.87%               4.62%
Jamaica                                                    1.69%               0.00%
Malaysia                                                   5.66%               0.00%
Mexico                                                     3.86%              11.40%
Russia                                                     1.58%               0.00%
Singapore                                                  1.74%               4.65%
South Korea                                                9.45%               8.80%
Spain                                                      1.87%               0.00%
Taiwan                                                     5.81%               6.92%
Thailand                                                   2.53%               2.21%
Turkey                                                     9.04%               5.08%
Global                                                     1.90%               1.68%
Other                                                      3.56%              10.54%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                          Percent of
      Holding                                                 Sector                       Country        Net Assets
---------------------------------------------------------------------------------------------------------------------
   1. China Telecom (Hong Kong) Ltd.                  Cellular Communications             Hong Kong           5.3
---------------------------------------------------------------------------------------------------------------------
   2. Samsung Electronics Co., Ltd.                     Telecommunications               South Korea          5.0
---------------------------------------------------------------------------------------------------------------------
   3. Korea Telecom Corp.                  Local and/or Long Distance Telephone Service  South Korea          3.5
---------------------------------------------------------------------------------------------------------------------
   4. Hutchison Whampoa Ltd.                       Infrastructure & Construction          Hong Kong           3.1
---------------------------------------------------------------------------------------------------------------------
   5. Reliance Industries Ltd.                               Chemicals                      India             3.1
---------------------------------------------------------------------------------------------------------------------
   6. Netas Northern Electric Telekomunikasyon A.S.     Telecommunications                 Turkey             2.9
---------------------------------------------------------------------------------------------------------------------
   7. Videsh Sanchar Nigam Ltd.                         Telecommunications                  India             2.7
---------------------------------------------------------------------------------------------------------------------
   8. Tenaga Nasional Berhad                           Electric Distribution              Malaysia            2.7
---------------------------------------------------------------------------------------------------------------------
   9. Gener S.A.                                        Electric Generation                 Chile             2.5
---------------------------------------------------------------------------------------------------------------------
  10. Legend Holdings Ltd.                                   Computers                    Hong Kong           2.5
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS - MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        No. of          Value
Description                                          Shares/Units     (Note A)
--------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-88.89%

 EQUITY OR EQUITY-LINKED SECURITIES OF
  INFRASTRUCTURE COMPANIES IN EMERGING
  COUNTRIES-74.27%

 ARGENTINA-2.84%
CEI Citicorp Holdings S.A.,
 Class B+ .........................................       627,952    $ 2,304,883
Exxel Capital Partners+= ..........................     2,000,001      2,021,537
                                                                     -----------

TOTAL ARGENTINA (Cost $4,582,278) ...............................      4,326,420
                                                                     -----------


 BRAZIL-7.03%
Brasil Telecom Participacoes
 S.A. ADR## .......................................        24,700      1,482,000
Companhia Riograndense de
 Telecomunicacoes PNA+ ............................     1,330,242        408,072
Companhia Vale do Rio Doce
 ADR ..............................................        31,700        790,103
Eletropaulo Metropolitana-
 Eletricidade de Sao Paulo
 S.A.PN+ ..........................................    25,403,416      1,426,376
Embratel Participacoes S.A. ADR ...................        80,100      1,677,094
Petrleo Brasileiro S.A. .........................          95,400      2,253,597
Tele Celular Sul Participacoes
 S.A. ADR## .......................................        12,600        426,825
Tele Nordeste Celular
 Participacoes S.A. ADR ...........................         9,200        487,600
Tele Norte Leste Participacoes
 S.A. ADR .........................................        89,642      1,759,224
                                                                     -----------

TOTAL BRAZIL (Cost $10,718,729) .................................     10,710,891
                                                                     -----------


 CHILE-6.91%
Besalco S.A. ......................................       250,882        703,676
Chilectra S.A. ....................................        80,566        345,876
Compania de Consumidores de
 Gas de Santiago S.A. .............................        40,000        148,827
Compania de Petroleos de Chile
 S.A. .............................................       221,895        965,313
Compania de Telecomunicaciones
 de Chile S.A., Class A ...........................       101,591        503,981
Compania de Telecomunicaciones
 de Chile S.A. ADR## ..............................        82,000      1,619,500

                                                        No. of          Value
Description                                          Shares/Units     (Note A)
--------------------------------------------------------------------------------
CHILE (CONTINUED)
Empresa Nacional de Electricidad
 S.A.+ ............................................     1,434,282    $   563,067
Empresa Nacional de
 Telecomunicaciones S.A. ..........................        57,814        521,771
Enersis S.A.+ .....................................     1,431,330        611,750
Gener S.A. ADR+## .................................       278,727      3,832,496
Puerto Ventanas S.A. ..............................       288,453        385,264
Sociedad Austral de Electricidad
 S.A. .............................................        20,600        326,236
                                                                     -----------

TOTAL CHILE (Cost $12,324,231) ..................................     10,527,757
                                                                     -----------


  CHINA-0.25%

Beijing Datang Power Generation
 Co., Ltd.
 (Cost $719,084) ..................................     2,496,438        381,246
                                                                     -----------


 EUROPE-0.67%
Global TeleSystems Group, Inc.+
 (Cost $2,090,162) ................................        91,876      1,022,120
                                                                     -----------


 HONG KONG-9.18%
China Telecom (Hong Kong)
 Ltd. ADR+## ......................................        55,200      8,114,400
City Telecom (HK) Ltd. ............................     1,204,000        248,765
Hutchison Whampoa Ltd. ............................       409,200      4,713,106
Li & Fung Ltd. ....................................        32,000        137,162
Pacific Century CyberWorks Ltd.+ ..................       395,000        773,044
                                                                     -----------

TOTAL HONG KONG (Cost $9,615,444) ...............................     13,986,477
                                                                     -----------


 INDIA-5.75%
Bharat Heavy Electricals Ltd. .....................       210,355        571,637
BSES Ltd.++ .......................................       158,800      3,025,140
Hindustan Corp. ...................................       100,600        302,364
Larsen & Toubro Ltd. GDR++ ........................        77,000        704,550
Videsh Sanchar Nigam Ltd. GDR++ ...................       266,300      4,160,938
                                                                     -----------

TOTAL INDIA (Cost $11,123,126) ..................................      8,764,629
                                                                     -----------

 INDONESIA-0.70%
PT Telekomunikasi Indonesia ADR
 (Cost $1,785,609) ................................       158,000      1,066,500
                                                                     -----------


8

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                        No. of          Value
Description                                          Shares/Units     (Note A)
--------------------------------------------------------------------------------
ISRAEL-2.60%
Concord Ventures Fund II, L.P.+=# .................       240,000    $   240,000
Geotek Communications, Inc.+ ......................        49,501            772
Geotek Communications, Inc.,
 Convertible Preferred Series M,
 8.50%*+ ..........................................           100              0
Geotek Communications, Inc.,
 Convertible Preferred Series N*+(a) ..............         1,584              0
Gilat Satellite Networks Ltd.+## ..................        15,800      1,272,888
Giza GE Venture Fund III, L.P.+=# .................       300,000        289,164
K.T. Concord Venture Fund LP+=# ...................       850,000      1,165,906
Nexus Telecommunication Systems
 Ltd.+ ............................................       210,283        473,137
The Renaissance Fund LDC+= ........................           160        527,834
                                                                     -----------

TOTAL ISRAEL (Cost $7,492,945) ..................................      3,969,701
                                                                     -----------


 JAMAICA-1.69%
Jamaican Assets I, L.P.+=
 (Cost $1,249,729) ................................     1,156,324      2,573,226
                                                                     -----------


 LATIN AMERICA-0.24%
J.P. Morgan Latin America Capital
 Partners L.P.+##*
 (Cost $401,354) ..................................       371,803        371,803
                                                                     -----------


 MALAYSIA-4.63%
Digi.com Berhad+ ..................................       997,000      2,020,263
Telecom Malaysia Berhad ...........................       243,800        891,806
Tenaga Nasional Berhad ............................     1,133,000      4,144,449
                                                                     -----------

TOTAL MALAYSIA (Cost $6,536,108) ................................      7,056,518
                                                                     -----------


 MEXICO-3.86%
Cemex S.A. de CV ADR+(b) ..........................       102,200      2,165,363
Grupo Televisa S.A. GDR+ ..........................        27,300      1,520,269
Telefonos de Mexico S.A. de CV
 ADR, Class L .....................................        45,000      2,190,938
                                                                     -----------

TOTAL MEXICO (Cost $6,182,670) ..................................      5,876,570
                                                                     -----------


 PAKISTAN-0.21%
The Hub Power Company Ltd.+
 (Cost $1,209,434) ................................       957,600        316,410
                                                                     -----------

                                                        No. of          Value
Description                                          Shares/Units     (Note A)
--------------------------------------------------------------------------------
 PERU-0.01%

Tecsur S.A.+
 (Cost $24,216) ...................................       119,535    $     7,848
                                                                     -----------


 RUSSIA-1.58%
RAO Unified Energy Systems ........................        97,500      1,335,750
Rostelecom ADR+....................................        71,000      1,078,313
                                                                     -----------

TOTAL RUSSIA (Cost $3,587,453) ..................................      2,414,063
                                                                     -----------


 SINGAPORE-1.74%
Datacraft Asia Ltd. ...............................        98,000        681,100
NatSteel Electronics Ltd.+ ........................       538,000      1,583,129
ST Assembly Test Services Ltd.+ ...................       128,000        380,348
                                                                     -----------

TOTAL SINGAPORE (Cost $2,259,273) ...............................      2,644,577
                                                                     -----------


 SOUTH AFRICA-0.58%
Imperial Holdings Ltd.+
 (Cost $1,372,166) ................................       119,173        880,199
                                                                     -----------


 SOUTH KOREA-9.45%

Dacom Corp.+ ......................................         8,710      1,160,562
Hanaro Telecom Inc.+ ..............................        38,469        253,395
Korea Telecom Corp. ADR ...........................       146,100      5,405,700
Samsung Electronics Co., Ltd. .....................        27,787      7,577,154
                                                                     -----------

TOTAL SOUTH KOREA (Cost $10,882,979) ............................     14,396,811
                                                                     -----------


 SPAIN-1.87%
Telefonica S.A. ADR+
 (Cost $3,206,137). ...............................        46,700      2,842,863
                                                                     -----------


 TAIWAN-1.70%
Hon Hai Precision Industry Co.,
 Ltd. GDR+,++ .....................................        30,000        682,500
Winbond Electronics Corp.+ ........................       357,420      1,078,872
Yageo Corp.++ .....................................        95,400        834,750
                                                                     -----------

TOTAL TAIWAN (Cost $1,944,209) ..................................      2,596,122
                                                                     -----------


 THAILAND-2.53%
Advanced Information Service
 Public Co., Ltd.+ ................................        77,900        894,146
TelecomAsia Corp.
 Public Co., Ltd.+(c) .............................     2,978,400      2,962,826
                                                                     -----------

TOTAL THAILAND (Cost $5,366,687) ................................      3,856,972
                                                                     -----------


                                                                               9

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                        No. of          Value
Description                                          Shares/Units     (Note A)
--------------------------------------------------------------------------------
 TURKEY-6.35%

Cimsa Cimento Sanayi ve Ticaret
 A.S. .............................................    87,089,000    $ 1,768,233
Eregli Demir ve Celik Fabrikalari
 TAS+ .............................................    74,707,000      3,458,377
Netas Northern Electric
 Telekomunikasyon A.S. ............................    32,591,000      4,446,754
                                                                     -----------

TOTAL TURKEY (Cost $6,266,929) ..................................      9,673,364
                                                                     -----------


 GLOBAL-1.90%

Emerging Markets Ventures I,
 L.P.+=# ..........................................     2,602,830      2,888,699
International Wireless
 Communications Holdings
 Corp.* ...........................................         7,546              0
                                                                     -----------

TOTAL GLOBAL (Cost $2,908,065) ..................................      2,888,699
                                                                     -----------

TOTAL EMERGING COUNTRIES
 (Cost $113,849,017) ............................................    113,151,786
                                                                     -----------

 EQUITY OR EQUITY-LINKED SECURITIES OF
  NON-INFRASTRUCTURE COMPANIES-12.52%


 CANADA-0.10%
                                                      Par (000)
                                                     -----------
Officeland Inc., Senior
 Unsecured Convertible Notes,
 12%, 12/31/25* ...................................           571         80,672


                                                     Units (000)
                                                     -----------
Officeland Inc., Class C* .........................           134         64,154
                                                                     -----------

TOTAL CANADA (Cost $638,256) ......................     USD              144,826
                                                                     -----------

                                                        No. of          Value
Description                                          Shares/Units     (Note A)
--------------------------------------------------------------------------------
 HONG KONG-2.50%

Legend Holdings Ltd.
 (Cost $3,751,613)                                      3,760,000    $ 3,811,993
                                                                     -----------


 INDIA-3.12%
Reliance Industries Ltd. GDR                              190,000      4,650,250
SSI Ltd. GDR+,++                                           14,300        100,100
                                                                     -----------

TOTAL INDIA (Cost $3,744,045)                                          4,750,350
                                                                     -----------


 ISRAEL-0.27%
Formula Ventures L.P.+=#
 (Cost $433,923)                                           423,738       402,474
                                                                     -----------


 MALAYSIA-1.03%
Resorts World Berhad
 (Cost $1,859,580)                                         502,200     1,572,700
                                                                     -----------


 TAIWAN-2.81%
D-Link Corp.                                               295,000       976,631
Nan Ya Plastic Corp.                                       785,000     1,719,815
Via Technologies Inc.+                                      92,000     1,588,575
                                                                     -----------

TOTAL TAIWAN (Cost $3,834,326)                                         4,285,021
                                                                     -----------


 TURKEY-2.69%
Dogan Yayin Holding A.S.+                               70,044,702     1,279,953
Vestel Elektronik Sanayi ve Ticaret
 A.S.+                                                   9,033,000     2,824,417
                                                                     -----------

TOTAL TURKEY (Cost $4,364,167)                                         4,104,370
                                                                     -----------

TOTAL NON-INFRASTRUCTURE COMPANIES
 (Cost $18,625,910)                                                   19,071,734
                                                                     -----------


10

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS - (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                        No. of          Value
Description                                          Shares/Units     (Note A)
--------------------------------------------------------------------------------
 EQUITY SECURITES OF COMPANIES PROVIDING OTHER
  ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
  EMERGING COUNTRY'S INFRASTRUCTURE-2.10%

 COLOMBIA-0.01%

Cementos Paz del R'o S.A. ADR++
 (Cost $29,089)                                             2,135   $     12,370
                                                                    ------------


 EGYPT-0.79%
Nile Growth Company+
 (Cost $2,020,000)                                        200,000      1,200,000
                                                                    ------------


 TAIWAN-1.30%
Taiwan Semiconductor
 Manufacturing Co., Ltd.+
 (Cost $1,282,116)                                        390,400      1,989,380
                                                                    ------------

TOTAL OTHER ESSENTIAL SERVICES
 (Cost $3,331,205)                                                     3,201,750
                                                                    ------------

TOTAL EQUITY OR EQUITY-LINKED SECURITIES
 (Cost $135,806,132)                                                 135,425,270
                                                                    ------------


 SHORT-TERM INVESTMENT-0.03%


 CHILEAN MUTUAL FUND-0.03%
Fondo Mutuo Security Check
 (Cost $50,199)                                            10,513         49,925
                                                                    ------------

TOTAL INVESTMENTS-88.92%
 (Cost $135,856,331) (Notes A,D)                                     135,475,195
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-11.08%                                                   16,885,263
                                                                    ------------


NET ASSETS-100.00%                                                  $152,360,458
                                                                    ============


--------------------------------------------------------------------------------
*    Not readily marketable security.
+    Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
=    Restricted security, not readily marketable (See Note F).
# As of May 31, 2000, the Fund committed to investing an additional $1,760,000, $1,200,000, $150,000, $3,098,646, $1,364,949 and $326,262 of
     capital in Concord Ventures Fund II, L.P., Giza GE Venture Fund III, L.P., K.T. Concord Venture Fund LP, J.P. Morgan Latin America Capital Partners L.P., Emerging Markets Ventures I, L.P. and Formula Ventures L.P., respectively.
##   Security or a portion thereof is out on loan.
(a) With an additional 1,584 warrants attached, expiring 06/20/01, with no market value.
(b) With an additional 12,740 rights attached, expiring 12/25/49, with no market value.
(c) With an additional 940,547 warrants attached, expiring 12/31/49, with no market value.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
USD  United States Dollars.



See accompanying notes to financial statements.                               11

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------------------------
Investments, at value (Cost $135,856,331) (Note A) ..........................................           $135,475,195
Cash (including $54,333 of foreign currencies with a cost of $53,004) (Note A) ..............             19,441,502
Collateral received from securities loaned (Note A) .........................................              6,232,895
Receivables:
   Dividends ................................................................................                408,184
   Interest .................................................................................                  2,121
Prepaid expenses and other assets ...........................................................                 15,601
                                                                                                        ------------
Total Assets ................................................................................            161,575,498
                                                                                                        ------------

--------------------------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------------------------

Payables:
   Payable upon return of securities loaned (Note A) ........................................              6,232,895
   Investments purchased ....................................................................              2,340,924
   Investment advisory fee (Note B) .........................................................                358,611
   Administration fees (Note B) .............................................................                 36,362
   Other accrued expenses ...................................................................                246,248
                                                                                                        ------------
Total Liabilities ...........................................................................              9,215,040
                                                                                                        ------------
NET ASSETS (applicable to 11,175,955 shares of common stock outstanding) (Note C) ...........           $152,360,458
                                                                                                        ============

NET ASSET VALUE PER SHARE ($152,360,458 DIVIDED BY 11,175,955) ..............................                 $13.63
                                                                                                        ============

--------------------------------------------------------------------------------------------
 NET ASSETS CONSIST OF
--------------------------------------------------------------------------------------------

Capital stock, $0.001 par value; 11,175,955 shares issued and outstanding
 (100,000,000 shares authorized) ............................................................           $     11,176
Paid-in capital .............................................................................            173,332,794
Undistributed net investment income .........................................................                930,254
Accumulated net realized loss on investments and foreign currency related transactions ......            (21,532,798)
Net unrealized depreciation in value of investments and translation of other assets and
 liabilities denominated in foreign currencies ..............................................               (380,968)
                                                                                                        ------------

Net assets applicable to shares outstanding .................................................           $152,360,458
                                                                                                        ============



12                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 INVESTMENT INCOME
--------------------------------------------------------------------------------------------
Income (Note A):
   Dividends ...............................................................................            $  1,235,089
   Interest ................................................................................                 534,047
   Less: Foreign taxes withheld ............................................................                (112,821)
                                                                                                        ------------
   Total Investment Income .................................................................               1,656,315
                                                                                                        ------------
Expenses:
   Investment advisory fees (Note B) .......................................................               1,139,344
   Consulting fees (Note I) ................................................................                 189,836
   Administration fees (Note B) ............................................................                 147,785
   Custodian fees ..........................................................................                 141,466
   Audit and legal fees ....................................................................                 100,436
   Printing ................................................................................                  85,095
   Accounting fees .........................................................................                  67,161
   Transfer agent fees .....................................................................                  22,788
   Directors' fees .........................................................................                  20,825
   NYSE listing fees .......................................................................                  12,164
   Insurance ...............................................................................                   5,807
   Other ...................................................................................                  12,717
   Brazilian taxes (Note A) ................................................................                  39,634
   Chilean repatriation taxes (Note A) .....................................................                 162,897
                                                                                                        ------------
   Total Expenses ..........................................................................               2,147,955
                                                                                                        ------------
   Net Investment Loss .....................................................................                (491,640)
                                                                                                        ------------

--------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
--------------------------------------------------------------------------------------------

 Net realized gain/(loss) from:
   Investments .............................................................................              27,319,015
   Foreign currency related transactions ...................................................                (183,270)
Net changed in unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies ..................................             (15,893,562)
                                                                                                        ------------
Net realized and unrealized gain on investments and foreign currency related transactions ..              11,242,183
                                                                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................            $ 10,750,543
                                                                                                        ============



See accompanying notes to financial statements.                               13

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                      For the Six Months   For the Fiscal Year
                                                                                      Ended May 31, 2000          Ended
                                                                                          (unaudited)       November 30, 1999
                                                                                      ------------------   -------------------

--------------------------------------------------------------------------------
 INCREASE/(DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
Operations:
   Net investment loss .........................................................         $   (491,640)        $   (598,372)
   Net realized gain on investments and foreign currency
    related transactions .......................................................           27,135,745           10,985,147
   Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated
    in foreign currencies ......................................................          (15,893,562)          28,903,656
                                                                                         ------------         ------------
     Net increase in net assets resulting from operations ......................           10,750,543           39,290,431
                                                                                         ------------         ------------
Dividends to shareholders:
   Net investment income .......................................................              --                (1,927,497)
                                                                                         ------------         ------------
Capital share transactions:
   Cost of 3,011,714 shares repurchased under Tender Offer (Note H) ............              --               (31,984,403)
   Cost of 688,200 shares and 1,231,300 shares repurchased,
    respectively, under the Share Repurchase Program (Note G) ..................           (8,752,183)          (9,686,792)
                                                                                         ------------         ------------
     Total capital share transactions ..........................................           (8,752,183)         (41,671,195)
                                                                                         ------------         ------------
     Total increase/(decrease) in net assets ...................................            1,998,360           (4,308,261)
                                                                                         ------------         ------------
--------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------

Beginning of period ............................................................          150,362,098          154,670,359
                                                                                         ------------         ------------
End of period (includes undistributed net investment income of $930,254
 and $1,421,894, respectively) .................................................         $152,360,458         $150,362,098
                                                                                         ============         ============




14                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                       For the
                                                                                                                        Period
                                                                                                                      December 29,
                                                 For the Six                                                            1993*
                                                 Months Ended            For the Fiscal Years Ended November 30,       through
                                                 May 31, 2000            ---------------------------------------      November 30,
                                                 (unaudited)        1999       1998       1997       1996       1995     1994
                                                 ------------      ------     ------     ------     ------     ------ ------------
------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
------------------------------------------
Net asset value, beginning of period ..........     $12.67         $9.60     $14.69     $13.39     $11.60     $14.17     $13.89**
                                                  --------      --------   --------   --------   --------   --------   --------
Net investment income/(loss) ..................      (0.04)+       (0.05)+     0.08       0.07       0.12       0.07      (0.01)
Net realized and unrealized gain/(loss)
  on investments and foreign currency
  related transactions ........................       0.79          2.97      (4.71)      1.32       1.76      (2.59)      0.29
                                                  --------      --------   --------   --------   --------   --------   --------
Net increase/(decrease) in net assets
  resulting from operations ...................       0.75          2.92      (4.63)      1.39       1.88      (2.52)      0.28
                                                  --------      --------   --------   --------   --------   --------   --------
Dividends and distributions to shareholders:
  Net investment income .......................         --         (0.16)     (0.03)     (0.09)     (0.09)     (0.03)        --
  Net realized gain on investments and
    foreign currency related transactions .....         --            --      (0.43)        --         --      (0.02)        --
                                                  --------      --------   --------   --------   --------   --------   --------
Total dividends and distributions to
  shareholders ................................         --         (0.16)     (0.46)     (0.09)     (0.09)     (0.05)        --
                                                  --------      --------   --------   --------   --------   --------   --------
Anti-dilutive effect of Tender Offer ..........         --          0.14         --         --         --         --         --
Anti-dilutive effect of the Share Repurchase
  Program .....................................       0.21          0.17         --         --         --         --         --
                                                  --------      --------   --------   --------   --------   --------   --------
Total anti-dilutive effect of Tender Offer
  and the Share Repurchase Program ............       0.21          0.31         --         --         --         --         --
                                                  ========      ========   ========   ========   ========   ========   ========
Net asset value, end of period ................     $13.63        $12.67      $9.60     $14.69     $13.39     $11.60     $14.17
                                                  ========      ========   ========   ========   ========   ========   ========
Market value, end of period ...................     $11.00        $9.563     $7.440    $11.250    $10.750     $9.750    $11.880
                                                  ========      ========   ========   ========   ========   ========   ========
Total investment return (a) ...................      15.03%        30.93%    (29.60)%     5.46%     11.11%    (17.49)%   (14.87)%
                                                  ========      ========   ========   ========   ========   ========   ========
------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------

Net assets, end of period (000 omitted) .......   $152,360      $150,362   $154,670   $236,536   $215,735   $186,921   $228,171
Ratio of expenses to average net assets# ......       2.45%(b)      2.33%      2.07%      2.02%      1.81%      1.83%      2.02%(b)
Ratio of expenses to average net assets,
  excluding taxes .............................       2.22%(b)      2.31%      1.91%      1.83%        --         --       1.96%(b)
Ratio of net investment income/(loss) to
  average net assets ..........................      (0.56)%(b)    (0.40)%     0.72%      0.46%      0.90%      0.65%     (0.13)%(b)
Portfolio turnover rate .......................      68.82%       109.09%    169.85%    108.68%     23.89%     13.73%     24.63%
------------------------------------------------------------------------------------------------------------------------------------

*   Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.06 per share.
+   Based on average shares outstanding.
# Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Annualized.


See accompanying notes to financial statements.                               15

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was incorporated in Maryland on October 12, 1993 and commenced investment operations on December 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At May 31, 2000, the Fund held 6.97% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $12,551,543 and fair value of $10,625,469. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

At the time of the Fund's organization, the Board of Directors of the Fund adopted the following non-fundamental policies: (i) up to 30% of the Fund's total assets may be invested in private placements of equity securities where the fund's investment adviser anticipates that a liquid market will develop for these securities within a period of two to five years from the date of acquisition; and (ii) up to 10% of the Fund's total assets may be invested in equity securities of emerging market corporate issuers that are not infrastructure companies. As disclosed in the Fund's prospectus at that time, these policies and percentage limitations are subject to modification by the Board of Directors if, in the reasonable exercise of the Board's business judgement, modification is determined to be necessary or appropriate to carry out the Fund's investment objective of long-term capital appreciation.

The limit on non-infrastructure companies was subsequently increased from 10% to 20% and the policy was modified to permit within that 20% limit investments in private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets without regard to whether a liquid market is expected to develop for such investment. Any such investment continues to count against the overall 30% limit on private placements. The Board approved these changes on the basis that the long-term value added approach of an emerging markets private equity strategy is well suited to the long-term capital appreciation objective of the Fund. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At May 31, 2000, the interest rate was 5.80% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At November 30, 1999, the Fund had a capital loss carryforward of $48,668,543 which expires in 2006.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended May 31, 2000, the Fund incurred $162,897 of such expense.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of Israeli investments. For the six months ended May 31, 2000, the Fund did not incur such expenses.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOS FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years. For the six months ended May 31, 2000, the Fund incurred $39,634 of such expense.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at May 31, 2000, was $6,151,036, for which the Fund has received cash as collateral of $6,232,895. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which is in turn collateralized by U.S. Government agency securities with a value of $6,360,222. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the six months ended May 31, 2000, the Fund earned $910 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The Fund, subject to local investment limitations, may invest up to 30% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be significantly less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At May 31, 2000, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

--------------------------------------------------------------------------------
 NOTE B. AGREEMENTS
--------------------------------------------------------------------------------
Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets. For the six months ended May 31, 2000, CSAM earned $1,139,344 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended May 31, 2000, CSAM was reimbursed $10,027 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a fee for its services rendered that is computed at an annual rate of 0.12% of the Fund's average weekly net assets. For the six months ended May 31, 2000, BSFM earned $105,170 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator's fee is paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets invested in Chile, subject to certain minimum annual fees and reimbursement for a predefined limit of their expenses.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE C. CAPITAL STOCK
--------------------------------------------------------------------------------
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 11,175,955 shares outstanding at May 31, 2000, CSAM owned 7,169 shares.

--------------------------------------------------------------------------------
 NOTE D. INVESTMENT IN SECURITIES
--------------------------------------------------------------------------------
For U.S. federal income tax purposes, the cost of securities owned at May 31, 2000 was $135,947,464. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $472,269, was composed of gross appreciation of $22,776,150 for those investments having an excess of value over cost and gross depreciation of $23,248,419 for those investments having an excess of cost over value.

For the six months ended May 31, 2000, total purchases and sales of securities, other than short-term investments, were $112,079,347 and $132,203,567, respectively.

--------------------------------------------------------------------------------
 NOTE E. CREDIT AGREEMENTS
--------------------------------------------------------------------------------
Effective December 15, 1999, the Fund, together with other funds advised by CSAM established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%.

Previously, the Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, had a credit agreement with BankBoston, N.A. The agreement provided that each fund was permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time did the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit bore interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The above credit agreement was terminated as of June 30, 1999.

At May 31, 2000 and during the six months ended May 31, 2000, the Fund had no borrowings under either the Credit Facility or the credit agreement.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE F. RESTRICTED SECURITIES
--------------------------------------------------------------------------------
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of May 31, 2000, value per unit/share of such securities and percentage of net assets which the securities comprise.

                                                                                                        VALUE
                                           NUMBER OF                                    FAIR VALUE     PER UNIT/    PERCENT OF
SECURITY                                  UNITS/SHARES  ACQUISITION DATES    COST     AT MAY 31, 2000    SHARE      NET ASSETS
--------                                  ------------  -----------------  --------   ---------------  ---------    ----------
Concord Ventures Fund II, L.P. .........    240,000          03/29/00      $244,076       $240,000        $1.00        0.16
Emerging Markets Venture I, L.P. .......    159,653          01/22/98       163,925        177,188         1.11        0.12
Emerging Markets Venture I, L.P. .......      3,525          03/05/98         3,662          3,912         1.11          --
Emerging Markets Venture I, L.P. .......    586,127          05/05/98       629,217        650,501         1.11        0.43
Emerging Markets Venture I, L.P. .......    361,637          07/07/98       371,313        401,356         1.11        0.26
Emerging Markets Venture I, L.P. .......     42,334          08/17/98        44,675         46,984         1.11        0.03
Emerging Markets Venture I, L.P. .......    296,812          10/27/98       304,754        329,411         1.11        0.22
Emerging Markets Venture I, L.P. .......    170,989          02/26/99       172,332        189,769         1.11        0.12
Emerging Markets Venture I, L.P. .......     69,256          04/19/99        69,800         76,862         1.11        0.05
Emerging Markets Venture I, L.P. .......     39,575          08/24/99        39,886         43,922         1.11        0.03
Emerging Markets Venture I, L.P. .......    296,812          10/01/99       299,144        329,410         1.11        0.22
Emerging Markets Venture I, L.P. .......    279,299          12/21/99       306,706        309,973         1.11        0.20
Emerging Markets Venture I, L.P. .......    296,811          03/24/00       296,812        329,411         1.11        0.22
Exxel Capital Partners .................  1,787,688          05/11/98     1,881,335      1,806,938         1.01        1.19
Exxel Capital Partners .................    111,520          07/07/98       114,476        112,721         1.01        0.07
Exxel Capital Partners .................     34,610          09/01/98        34,977         34,983         1.01        0.02
Exxel Capital Partners .................     66,183          12/03/98        66,885         66,895         1.01        0.04
Formula Ventures L.P. ..................    262,500          08/06/99       272,685        249,327         0.95        0.16
Formula Ventures L.P. ..................     52,500          03/22/00        52,500         49,865         0.95        0.03
Formula Ventures L.P. ..................    108,738          04/18/00       108,738        103,282         0.95        0.07
Giza GE Venture Fund III, L.P. .........     60,000          01/31/00        60,000         57,833         0.96        0.04
Giza GE Venture Fund III, L.P. .........     90,000          02/24/00        90,000         86,749         0.96        0.06
Giza GE Venture Fund III, L.P. .........    150,000          03/22/00       150,000        144,582         0.96        0.09
Jamaican Assets I, L.P. ................    578,162          07/29/97       624,865      1,286,613         2.23        0.84
Jamaican Assets I, L.P. ................    578,162          10/20/97       624,864      1,286,613         2.23        0.84
K.T. Concord Venture Fund LP ...........    250,000          12/08/97       227,622        342,914         1.37        0.23
K.T. Concord Venture Fund LP ...........    100,000          12/28/98        94,131        137,165         1.37        0.09
K.T. Concord Venture Fund LP ...........    150,000          03/12/99       141,196        205,748         1.37        0.14
K.T. Concord Venture Fund LP ...........    100,000          08/03/99        94,131        137,165         1.37        0.09
K.T. Concord Venture Fund LP ...........     50,000          08/25/99        47,065         68,583         1.37        0.05
K.T. Concord Venture Fund LP ...........    150,000          10/12/99       141,196        205,748         1.37        0.14
K.T. Concord Venture Fund LP ...........     50,000          02/28/00        48,789         68,583         1.37        0.05
The Renaissance Fund LDC ...............        160          03/30/94     1,028,359        527,834     3,298.96        0.35

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE G. SHARE REPURCHASE PROGRAM
--------------------------------------------------------------------------------
On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objective. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. On February 12, 1999, the Board of Directors authorized significant enhancements to its existing share repurchase program (the "Program"). The Fund intends to repurchase in open market transactions at prevailing market prices no less than 10% (on a rolling twelve-month basis) of the Fund's outstanding common stock. In addition, the 15% "cap" imposed on repurchases has been changed to an annual rolling twelve month cap. The Fund is committed to actively seek to repurchase its outstanding common stock whenever the discount to net asset value is 15% or more. Effective May 18, 1999, the Fund suspended repurchases of shares under the Program and reinstated the Program on October 14, 1999, under the same terms as previously stated. From October 21, 1998 to November 30, 1998, the Fund did not repurchase any of its shares. For the fiscal year ended November 30, 1999, the Fund repurchased 1,231,300 of its shares for a total cost of $9,686,793 at a weighted average discount of 17.46% from net asset value. Through November 30, 1999, the discount of individual repurchases ranged from 16.35% - 24.98%. For the six months ended May 31, 2000, the Fund repurchased 688,200 of its shares for a total cost of $8,752,183 at a weighted average discount of 22.16% from net asset value. The discount of individual repurchases ranged from 18.76%-26.36%.

--------------------------------------------------------------------------------
 NOTE H. TENDER OFFER
--------------------------------------------------------------------------------
The Fund's Board of Directors approved a tender offer on May 13, 1999 to repurchase the outstanding Fund's shares. Pursuant to the self tender offer, the Fund will purchase up to 3,011,714 issued and outstanding shares of its common stock, representing 20% of its total outstanding shares, at a price per share equal to 95% of the net asset value per share as determined by the Fund as of the close of regular trading on the New York Stock Exchange on June 25, 1999, the expiration date of the self tender offer. On July 1, 1999, the Fund announced that the number of shares properly tendered and not withdrawn was 11,475,060 and during the month the Fund purchased 3,011,714 shares at a total cost of $31,984,403 at a price of $10.62 per share.

--------------------------------------------------------------------------------
 NOTE I. SUBSEQUENT EVENTS
--------------------------------------------------------------------------------
The Fund engaged an Investment Banking Firm during the year to look at various strategic options for the Fund. As a result of such engagement, on July 24, 2000, the Fund's Board of Directors approved the merger (the "Merger") of The Emerging Markets Telecommunications Fund, Inc. ("ETF") with and into the Fund. As a result of the Merger, ETF will cease to exist, the Fund will be the legal surviving corporation and each share of common stock of ETF will be converted into an equivalent dollar amount of full shares of common stock of the Fund, based on the net asset value of each of the Fund and ETF. The Fund will not issue any fractional shares to ETF's shareholders. The Fund's transfer agent will aggregate all fractional shares, sell the resulting full shares on the New York Stock Exchange at the current market price for the shares and remit the cash proceeds to ETF's shareholders in proportion to their fractional shares. Upon consummation of the Merger, the Fund will change its name to "The Emerging Markets Telecommunications

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Fund, Inc." and will adopt ETF's investment objective and policies.

Consummation of the Merger is subject to a number of conditions, including shareholder approval and certain regulatory approvals.

In addition, in May 2000 the Board of Directors of the Fund determined that it was in the best interests of the Fund to initiate a tender offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of the Fund's net asset value per share as of the end of the tender offer period. The tender offer is subject to approval of the Merger by the shareholders of both the Fund and ETF and satisfaction of the other conditions to closing the Merger.

On June 27, 2000 the Board of Directors of ETF approved the overall terms of a self-tender program that ETF intends to launch in the calendar year 2001, which terms include the following: (i) ETF will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program, and (ii) the per share purchase price will be at least 95% of ETF's net asset value per share. Implementation of the self-tender program is conditioned on consummation of the Merger. Upon consummation of the Merger, the Fund as the surviving corporation and renamed "The Emerging Markets Telecommunications
Fund, Inc." will launch the self-tender programs. The self-tender program is subject to change based on economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences, or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program.

--------------------------------------------------------------------------------
 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

On March 23, 2000, the annual meeting of shareholders of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                   FOR       WITHHELD     NON-VOTES
----------------                                                                ---------    ---------    ---------
George W. Landau                                                                5,727,745    3,933,552    2,098,357
Richard W. Watt                                                                 5,714,425    3,946,872    2,098,357

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano, William W. Priest, Jr. and Martin M. Torino continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending November 30, 2000.

                                                              FOR            AGAINST       ABSTAIN        NON-VOTES
                                                           ---------        ---------      -------        ---------
                                                           7,999,778        1,643,499      17,520         2,098,857

--------------------------------------------------------------------------------
 DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)
--------------------------------------------------------------------------------

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The Emerging Markets Infrastructure Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs

--------------------------------------------------------------------------------
 DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful

--------------------------------------------------------------------------------
 DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors(800) 969-3365; Current Shareholders(800) 730-6001. All correspondence regarding the Program should be directed to: EquiServe, L.P., InvestLink-SM-Program, P.O. Box 8040, Boston, MA 02266-8040.


-----------------------------------------------------------------------
* InvestLink is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------
 SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund--The Emerging Markets Infrastructure Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of infrastructure companies in emerging countries. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 2000, CSAM-Americas managed approximately $70.0 billion in assets.

--------------------------------------------------------------------------------
 SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmgMkt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktInfr". The Fund's New York Stock Exchange trading symbol is EMG. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Infrastructure Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

--------------------------------------------------------------------------------
 THE CSAM GROUP OF FUNDS
--------------------------------------------------------------------------------

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)

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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that The Emerging Markets Infrastructure Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIRECTORS AND CORPORATE OFFICERS
--------------------------------------------------------------------------------

Dr. Enrique R. Arzac            Director
James J. Cattano                Director
George W. Landau                Director
Martin M. Torino                Director
William W. Priest, Jr.          Chairman of the Board of
                                Directors
Richard W. Watt                 President, Chief Investment
                                Officer and Director
Emily Alejos                    Investment Officer
Yarek Aranowicz                 Investment Officer
Robert B. Hrabchak              Investment Officer
Hal Liebes                      Senior Vice President
Michael A. Pignataro            Chief Financial Officer and
                                Secretary
Rocco A. Del Guercio            Vice President
Robert M. Rizza                 Treasurer



--------------------------------------------------------------------------------
 INVESTMENT ADVISER
--------------------------------------------------------------------------------

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017


--------------------------------------------------------------------------------
 ADMINISTRATOR
--------------------------------------------------------------------------------

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

--------------------------------------------------------------------------------
 CUSTODIAN
--------------------------------------------------------------------------------

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

--------------------------------------------------------------------------------
 SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------

EquiServe, L.P.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105

--------------------------------------------------------------------------------
 INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103

--------------------------------------------------------------------------------
 LEGAL COUNSEL
--------------------------------------------------------------------------------

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019




This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.


EMG
[LOGO]
3918-SA-00